UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10319

USA MUTUALS
(Exact name of registrant as specified in charter)

700 N. Pearl Street, Suite 900
Dallas, TX  75201
(Address of principal executive offices) (Zip code)

Eric Lansky
700 N. Pearl Street, Suite 900
Dallas, TX  75201
(Name and address of agent for service)

(214) 953-0066
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2010

Date of reporting period:  March 31, 2010

Item 1. Reports to Stockholders.

Vice Fund
Generation Wave Growth Fund
each a series of USA Mutuals

Annual Report
March 31, 2010

Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street
Suite 900
Dallas, Texas  75201
Phone:	1-866-264-8783
Web:	www.USAMutuals.com

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	6
INVESTMENT HIGHLIGHTS	8
PORTFOLIO OF INVESTMENTS – VICE FUND	10
PORTFOLIO OF INVESTMENTS – GENERATION WAVE GROWTH FUND	13
STATEMENTS OF ASSETS AND LIABILITIES	17
STATEMENTS OF OPERATIONS	18
STATEMENTS OF CHANGES IN NET ASSETS	19
FINANCIAL HIGHLIGHTS	21
NOTES TO FINANCIAL STATEMENTS	23
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
ADDITIONAL INFORMATION	34

LETTER TO SHAREHOLDERS

May 27, 2010

Dear Shareholder,

Enclosed, you will find the annual report for each of the USA Mutuals mutual funds. It is our privilege and mission to provide you the information needed to make the appropriate investment decisions. The USA Mutuals management team and Trustees of the Funds recognize the importance of thorough and consistent communication with our shareholders. In this annual report, we include all the required quantitative information, such as financial statements, detailed footnotes, performance reports, Fund holdings and manager insights.

I encourage you to take the time to read the enclosed information, but first I would like to share some thoughts and provide some updated performance figures.

For the one year period ending March 31, 2010, the Vice Fund was up 35.06%, while the Generation Wave Growth Fund was up 31.14%.

What a difference a year makes. Around this time last year when we sent out the annual reports, the S&P 500 Index was down 38.09% for the one year period ending March 31, 2009.

It’s quite interesting how much has changed in a year. And, yet some things have stayed the same. For instance, take anxiety. Last year, everyone was wondering if and when a financial recovery would arrive. Now, pundits are wringing their hands over the idea that perhaps the recovery we have seen in the past year has been too swift, too great. Last year, I suggested the best way to overcome fear is to have a confidence of understanding of your investments. Today, I still feel that is the best prescription.

That is why it is so important to stay knowledgeable about your investments. Ultimately, no expert or analyst or CEO can say for sure what the stock market will do. But by taking the time to read our annual report, newsletters (you can always find the latest one at usamutuals.com), and other materials, you can make informed decisions that you can feel confident about.

Looking Back
Over the past 12 months, the Vice Fund performed well, returning over 35%.  Its defensive position had benefited the Fund to some degree, but it also negatively impacted performance as compared to the index.  For example, one of the strongest performing sectors within the Vice Fund universe was gaming.  At the beginning of 2009, many felt that several gaming companies were headed towards bankruptcy, due to their exposure to real estate, excessive debt load and enormous capital spending plans that began prior to the recession.  As a result of these concerns, we remained underweighted in gaming.  However, when the stock market rebounded, these companies enjoyed a rebound even greater than the stock market as fears over their actual solvency abated, although many of the inherent operating problems remained.  The significant underweighting in gaming negatively impacted the Vice Fund’s performance.  Also consistent with our defensive posture, we were over weighted in tobacco.  To us, tobacco provided strong cash flows, strong pricing power, attractive dividends and clean balance sheets.  Our tobacco holdings did appreciate, however they did not match the return of the S&P 500 Index.  Therefore, our over weighting in tobacco negatively impacted performance relative to the S&P 500 Index.

The Generation Wave Growth Fund also performed well for shareholders, returning over 30% for the one year period ended March 31, 2010.  However there were a couple of factors which negatively impacted performance.

First, health care companies, such as pharmaceuticals, and hospitals detracted from performance due to concerns over healthcare reform, re-importation of drugs and price caps.  It is important to note that these companies were attractive due to their exceptionally liquid balance sheets, and above average dividends. However, they did underperform the broader markets.  Secondly, the Fund sought to take advantage of the market wreckage of late 2008 and early 2009 and began increasing positions in companies which were believed to have excessively cheap valuations and appeared to have good recovery potential.  Two areas of specific focus were exposure to Japan and gold.  However, these positions did not perform as expected and underperformed vs. the S&P 500 Index.

Looking Forward
We believe that both the Vice and Generation Wave Growth Funds have the opportunity to beat the S&P 500 Index over time, but for very different reasons:

In the case of the Vice Fund, we believe consumer staple industries such as alcohol and tobacco get strong demand regardless of the economic situation.  Moreover, as developing nations mature, more citizens with disposable income means that they could spend more on alcohol and tobacco, creating overall growth.  What makes these industries so intriguing from an investor perspective is they have consolidated into a handful of very large companies, which makes it difficult for new-comers to take market share and enables these companies to enjoy solid pricing power.  Aerospace & Defense companies have very similar characteristics in terms of consolidation and cash flows.  They also have the benefit of having both long-term contracts that are not as impacted by economic cycles to a great degree as well as maintenance and parts contracts so that governments can maintain existing assets.  Also many of these companies pay high dividends which can further reward shareholders.  Gaming has some aspects of a “wild-west show” on the surface – but it too has many barriers to entry that allow companies to enjoy some pricing power.  There are several regulations and codes that companies must meet to operate.  Frequently companies are granted a monopoly or one of only a handful of licenses to operate; larger size and name recognition matter, so consolidation has hit the industry too.

For Generation Wave Growth Fund, there is a focus on the largest demographic segment, Boomers, with the highest amount of spending power, and they are frequently concentrated on a small number of economic industries.  We believe that by identifying where an increasing amount of spending may occur should enable us to find companies that may grow faster than the stock market as a whole in terms of revenues and profits.

In the case of healthcare there are three basic target company types – those that reduce time, effort and costs, those that are large established players that have the cash flow to buy other companies and are focused on rewarding shareholders with high dividend payouts, and, finally, the innovative companies that create new drugs and products and will likely be acquired by the other groups.  In terms of financial companies, we are looking at a population segment that is very focused on saving money, growing nest-eggs, and insuring themselves against longer term problems.  As a result, we have been identifying companies that should likely benefit from these trends. The other two areas of which we are focusing on is the trend of people reinvesting in their home environment – eating at home, watching more cable shows, downsizing homes; and entertainment for the boomers.  Our targets in these areas tend to have the characteristics of not only attracting boomer money but also have barriers to entry and dominant market positions.

Overall, we are optimistic on the potential to reward our shareholders in the year ahead.  For the reasons stated above, we believe that the Vice Fund and Generation Wave Growth Fund can outperform such major indices as the S&P 500 Index.  You can view the manager’s most recent commentary, outlook and even complete fund holdings by visiting usamutuals.com.

We thank you for entrusting your investments to us. We take our role as manager of your assets very seriously, and hope to have the opportunity to continue to earn your trust and confidence for many years to come.  Thank you.

Sincerely,

Eric Lansky	Jeff Middleswart
President and Chief Executive Officer	Chief Investment Manager

Past performance does not guarantee future results.

Opinions expressed are those of Mutuals Advisors and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

This report is authorized for use when preceded or accompanied by a prospectus.  Read it carefully before investing or sending money.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.  For a complete list of Fund holdings, please see the Schedule of Investments in this report.

Mutual fund investing involves risk; principal loss is possible. The Funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds invest in small to mid-sized capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Generation Wave Fund may also invest in other mutual funds that may result in higher investment costs as a result of the underlying funds fees and expenses. The Generation Wave Fund may also invest in ETFs, which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The USA Mutuals Funds are distributed by Quasar Distributors, LLC (5/10)

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other Fund expenses.  Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Funds within 60 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/09 – 3/31/10).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  The example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Unaudited) (Continued)

	Vice Fund
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	October 1, 2009 -
	October 1, 2009	March 31, 2010	March 31, 2010*
Actual**	$1,000.00	$1,079.10	$9.43
Hypothetical
(5% return before expenses)***	$1,000.00	$1,023.94	$9.13

*	Expenses are equal to the Fund’s annualized expense ratio of 1.82%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
**	Excluding dividends on short positions, your actual cost of investment in the Fund would be $9.12.
***	Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $8.89.

	Generation Wave Growth Fund
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	October 1, 2009 -
	October 1, 2009	March 31, 2010	March 31, 2010*
Actual	$1,000.00	$1,059.60	$8.99
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.93	$8.83

*	Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

INVESTMENT HIGHLIGHTS (Unaudited)

Sector Breakdown % Total Investments

Vice Fund	Generation Wave Growth Fund

Total Returns as of March 31, 2010

	Vice	Generation Wave	S&P 500
Average Total Return	Fund	Growth Fund	Index

Six months	7.91%	5.96%	11.75%
One year	35.06%	31.14%	49.77%
Average annual three years	(6.92)%	(6.80)%	(4.15)%
Average annual five years	1.83%	0.40%	1.92%
Average annual since inception 6/21/01	N/A	1.26%	1.28%
Average annual since inception 8/30/02	7.23%	N/A	5.34%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. In the absence of the existing fee waivers, the total return would be reduced. Performance data current to the most recent month end may be obtained by calling 1-866-264-8783.

The returns shown on the graph and table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

The Funds impose a 1.00% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

INVESTMENT HIGHLIGHTS (Unaudited) (Continued)

Vice Fund

This chart assumes an initial gross investment of $10,000 made on August 30, 2002 (the commencement of operations).

Hypothetical Comparison of Change in Value of $10,000 Investment

* Inception Date

Generation Wave Growth Fund

This chart assumes an initial gross investment of $10,000 made on June 21, 2001 (the commencement of operations).

Hypothetical Comparison of Change in Value of $10,000 Investment

* Inception Date

PORTFOLIO OF INVESTMENTS

		Vice Fund
March 31, 2010	Ticker Symbol: VICEX

COMMON STOCKS 90.8%	Shares	Value
Aerospace & Defense 21.8%
General Dynamics Corp.	27,500	$2,123,000
Goodrich Corp.	10,000	705,200
Honeywell International Inc.	27,000	1,222,290
Lockheed Martin Corp.	52,500	4,369,050
Northrop Grumman Corp.	45,000	2,950,650
Precision Castparts Corp.	2,500	316,775
Raytheon Co.	50,000	2,856,000
Rockwell Collins, Inc.	12,000	751,080
Spirit AeroSystems Holdings Inc. - Class A (a)	45,000	1,052,100
United Technologies Corp.	5,000	368,050
		16,714,195
Alcoholic Beverages 21.1%
Anheuser-Busch InBev NV (a)(b)	35,000	1,763,047
Anheuser Busch InBev NV - ADR (b)	20,000	1,009,000
Carlsberg A/S (b)	45,000	3,776,806
Diageo plc, - ADR (b)	57,500	3,878,375
Molson Coors Brewing Co. - Class B	26,000	1,093,560
Pernod Ricard SA (b)	12,750	1,082,677
SABMiller plc (b)	122,500	3,591,460
		16,194,925
Casinos, Gambling & Lotteries 13.9%
Bally Technologies Inc. (a)	58,000	2,351,320
Churchill Downs Inc.	21,681	813,038
Galaxy Entertainment Group Ltd. (a)(b)	1,800,000	829,958
International Game Technology	75,000	1,383,750
Ladbrokes plc (b)	126,000	304,015
Melco Crown Entertainment Ltd. - ADR (a)(b)	205,000	988,100
Pinnacle Entertainment, Inc. (a)	12,000	116,880
Sands China Ltd. (a)(b)	500,000	794,668
Wynn Macau Ltd. (a)(b)	725,000	1,045,819
Wynn Resorts, Ltd.	26,333	1,996,831
		10,624,379

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

		Vice Fund
March 31, 2010	Ticker Symbol: VICEX

COMMON STOCKS 90.8% (Continued)	Shares	Value
Tobacco 34.0%
Altria Group, Inc.	205,000	$4,206,600
British American Tobacco PLC - ADR (b)	46,500	3,203,850
Lorillard, Inc.	100,000	7,524,000
Philip Morris International Inc.	214,000	11,162,240
		26,096,690
Total Common Stocks (Cost $57,140,943)		69,630,189

EXCHANGE-TRADED FUND 1.4%
Aerospace & Defense 1.4%
Powershares Aerospace & Defense Portfolio	60,000	1,119,600
Total Exchange-Traded Fund (Cost $1,039,731)		1,119,600

SHORT-TERM INVESTMENTS 5.3%
Investment Companies(1) 5.3%
Aim Liquid Assets, 0.05%	1,391,127	1,391,127
Fidelity Institutional Money Market Portfolio, 0.21%	2,500,000	2,500,000
First American Prime Obligations Fund - Class Z, 0.04%	161,366	161,366
Total Short-Term Investments (Cost $4,052,493)		4,052,493
Total Investments (Cost $62,233,167) 97.5%		74,802,282
Other Assets in Excess of Liabilities 2.5%		1,927,562
TOTAL NET ASSETS 100.0%		$76,729,844

(1)	These securities have fluctuating yields. The yield listed is the 7-day yield as of March 31, 2010.
ADR - American Depositary Receipt
(a)	Non Income Producing
(b)	Foreign Issued Securities

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

Summary of Fair Value Exposure at March 31, 2010

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$69,630,189	$—	$—	$69,630,189
Exchange-Traded Funds	1,119,600	—	—	1,119,600
Short Term Investments	4,052,493	—	—	4,052,493
Total*	$74,802,282	$—	$—	$74,802,282

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the portfolio of investments.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS

	Generation Wave Growth Fund
March 31, 2010	Ticker Symbol: GWGFX

COMMON STOCKS 76.8%	Shares	Value
Administrative & Support & Waste Management &
Remediation Services 2.6%
Portfolio Recovery Associates Inc. (a)	10,000	$548,700
		548,700
Construction 0.6%
D. R. Horton, Inc.	10,000	126,000
		126,000
Finance & Insurance 21.4%
Activities Related to Credit Intermediation 2.8%
Encore Capital Group, Inc. (a)	35,000	575,750
Depository Credit Intermediation 6.8%
Bank Of America Corp.	30,000	535,500
BB&T Corp.	10,000	323,900
Citigroup Inc. (a)	140,000	567,000
		1,426,400
Insurance Carriers 2.8%
ING Groep N.V. - ADR (a)(b)	40,000	398,400
MBIA Inc. (a)	5,000	31,350
Unum Group	6,000	148,620
		578,370
Nondepository Credit Intermediation 1.3%
Ocwen Financial Corp. (a)	25,000	277,250
Other Financial Investment Activities 4.0%
Federated Investors, Inc. - Class B	17,000	448,460
The NASDAQ OMX Group, Inc. (a)	18,000	380,160
		828,620
Securities & Commodity Contracts Intermediation & Brokerage 3.7%
Nomura Holdings, Inc. - ADR (b)	60,000	439,800
TD Ameritrade Holding Corp. (a)	18,000	343,080
		782,880
		4,469,270
Health Care & Social Assistance 3.4%
Tenet Healthcare Corp. (a)	124,000	709,280
		709,280

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

	Generation Wave Growth Fund
March 31, 2010	Ticker Symbol: GWGFX

COMMON STOCKS 76.8% (Continued)	Shares	Value
Information 5.3%
Google, Inc. - Class A (a)	1,000	$567,010
NetEase.com - ADR (a)(b)	15,000	532,050
		1,099,060
Manufacturing 38.0%
Medical Equipment & Supplies Manufacturing 1.7%
ICU Medical, Inc. (a)	10,000	344,500
Other Electrical Equipment & Component Manufacturing 2.4%
Ener1, Inc. (a)	105,000	496,650
Pharmaceutical & Medicine Manufacturing 31.1%
Amgen Inc. (a)	8,000	478,080
AstraZeneca PLC - ADR (b)	6,800	304,096
Bristol-Myers Squibb Co.	38,000	1,014,600
Eli Lilly and Co.	24,500	887,390
Mylan Laboratories (a)	57,000	1,294,470
Myriad Genetics, Inc. (a)	2,500	60,125
Pfizer Inc.	49,850	854,928
Vertex Pharmaceuticals, Inc. (a)	20,000	817,400
Warner Chilcott PLC - Class A (a)(b)	30,000	766,500
		6,477,589
Semiconductor & Other Electronic Component Manufacturing 2.8%
PMC-Sierra, Inc. (a)	65,000	579,800
		7,898,539
Professional, Scientific & Technical Services 2.9%
OSI Pharmaceuticals, Inc. (a)	10,000	595,500
		595,500
Retail Trade 2.6%
The Kroger Co.	25,000	541,500
		541,500
Total Common Stocks (Cost $15,039,833)		15,987,849

DOMESTIC BOND FUNDS 5.0%
Dreyfus High Yield Strategies Fund	140,000	607,600
DWS High Income Trust	47,600	433,636
Total Domestic Bond Funds (Cost $760,925)		1,041,236

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

	Generation Wave Growth Fund
March 31, 2010	Ticker Symbol: GWGFX

INTERNATIONAL INDEX FUND 1.0%	Shares	Value
Wisdomtree Japan SmallCap Dividend Fund	5,000	$207,750
Total International Index Fund (Cost $217,950)		207,750

SECTOR FUNDS 5.9%
Mining 5.9%
iShares Silver Trust (a)	25,000	428,500
Market Vectors - Gold Miners ETF	18,000	799,380
Total Sector Funds (Cost $980,525)		1,227,880

SHORT-TERM INVESTMENTS 12.1%
Investment Companies(1) 12.1%
Aim Liquid Assets, 0.05%	940,000	940,000
Aim STIT-STIC Prime Portfolio Money Market, 0.11%	630,954	630,954
Fidelity Institutional Money Market Portfolio - Class I, 0.21%	934,150	934,150
Total Short-Term Investments (Cost $2,505,104)		2,505,104
Total Investments (Cost $19,504,337) 100.8%		20,969,819
Liabilities in Excess of Other Assets (0.8)%		(162,920)
TOTAL NET ASSETS 100.0%		$20,806,899

(1)	These securities have fluctuating yields. The yield listed is the 7-day yield as of March 31, 2010.
ADR - American Depositary Receipt
(a)	Non Income Producing
(b)	Foreign Issued Securities

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (Continued)

Summary of Fair Value Exposure at March 31, 2010

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$15,987,849	$—	$—	$15,987,849
Domestic Bond Funds	1,041,236	—	—	1,041,236
International Index Fund	207,750	—	—	207,750
Sector Funds	1,227,880	—	—	1,227,880
Short Term Investments	2,505,104	—	—	2,505,104
Total*	$20,969,819	$—	$—	$20,969,819

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the portfolio of investments.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
March 31, 2010

	Vice	Generation Wave
	Fund	Growth Fund
ASSETS
Investments, at cost	$62,233,167	$19,504,337
Investments, at value	74,802,282	20,969,819
Cash	24,289	—
Deposits at broker for securities
sold short and options written	126,484	—
Receivable for investments sold	1,632,828	122,953
Receivable for capital shares sold	61,289	600
Income receivable	376,724	17,984
Other assets	9,995	5,288
TOTAL ASSETS	77,033,891	21,116,644
LIABILITIES
Payable for investments purchased	83,520	251,017
Payable for capital shares redeemed	57,432	7,862
Payable to Advisor	66,156	13,823
Payable for distribution fees	34,515	—
Payable to affiliates	45,577	15,165
Accrued expenses and other liabilities	16,847	21,878
TOTAL LIABILITIES	304,047	309,745
NET ASSETS	$76,729,844	$20,806,899
Net assets consist of:
Paid-in capital	111,031,983	28,500,414
Accumulated undistributed
net investment income	770,249	1,281
Accumulated net realized loss	(47,641,503)	(9,160,278)
Net unrealized appreciation on investments	12,569,115	1,465,482
NET ASSETS	$76,729,844	$20,806,899
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	4,976,555	3,037,121
Net asset value, redemption
price and offering price per share	$15.42	$6.85

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations
For The Year Ended March 31, 2010

	Vice	Generation Wave
	Fund	Growth Fund
INVESTMENT INCOME
Dividend income (Net of foreign withholding tax
of $21,755 and $297 respectively)	$2,399,684	$338,223
Interest income	28,418	5,239
TOTAL INVESTMENT INCOME	2,428,102	343,462
EXPENSES
Advisory fees (Note 3)	731,901	197,347
Distribution fees (Note 3)	192,606	—
Transfer agent fees and expenses (Note 3)	142,925	36,627
Administration fees (Note 3)	94,035	49,168
Fund accounting fees (Note 3)	65,022	22,223
Reports to shareholders	35,810	6,057
Custody fees (Note 3)	28,486	6,600
Federal and state registration fees	24,514	24,057
Legal fees	23,919	24,396
Chief compliance officer fees and expenses	21,023	21,023
Audit fees	14,051	14,101
Trustees’ fees and related expenses	11,526	11,383
Other expenses	32,697	9,603
TOTAL EXPENSES
BEFORE DIVIDEND EXPENSE	1,418,515	422,585
Dividends on short positions	117,126	—
TOTAL EXPENSES	1,535,641	422,585
Less waivers by Advisor (Note 3)	(46,559)	(75,971)
NET EXPENSES	1,489,082	346,614
NET INVESTMENT INCOME (LOSS)	939,020	(3,152)
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions
Investments	(6,256,138)	(3,550,817)
Short positions	(1,504,707)	—
Written options	377,409	—
Change in net unrealized appreciation/depreciation on:
Investments	29,388,230	9,093,951
Short positions	(12,288)	—
Written options	(19,250)	—
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS	21,973,256	5,543,134
NET INCREASE IN NET ASSETS
FROM OPERATIONS	$22,912,276	$5,539,982

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets	Vice Fund

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009
FROM OPERATIONS
Net investment income	$939,020	$1,713,165
Net realized gain (loss) on:
Investments	(6,256,138)	(41,231,576)
Short positions	(1,504,707)	3,129,446
Written options	377,409	(1,728,635)
Change in net unrealized appreciation/depreciation on:
Investments	29,388,230	(28,075,054)
Short positions	(12,288)	(122,490)
Written options	(19,250)	11,940
Net increase (decrease) in net assets from operations	22,912,276	(66,303,204)
FROM DISTRIBUTIONS
Net investment income	(1,680,783)	(241,445)
Net realized gain on investments	—	(460,328)
Net decrease in net assets resulting
from distributions paid	(1,680,783)	(701,773)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	5,836,129	22,695,483
Net asset value of shares issued in
reinvestment of distributions to shareholders	1,618,150	674,805
Payments for shares redeemed	(22,943,472)	(65,981,026)
Redemption fees	1,572	21,913
Net decrease in net assets from
capital share transactions	(15,487,621)	(42,588,825)
TOTAL INCREASE (DECREASE)
IN NET ASSETS	5,743,872	(109,593,802)
NET ASSETS
Beginning of year	70,985,972	180,579,774
End of year (includes undistributed net investment
income of $770,249 and $1,500,684, respectively)	$76,729,844	$70,985,972

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets	Generation Wave Growth Fund

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009
FROM OPERATIONS
Net investment income (loss)	$(3,152)	$144,764
Net realized loss from security transactions	(3,550,817)	(5,615,177)
Change in net unrealized
appreciation/depreciation on investments	9,093,951	(5,507,085)
Net increase (decrease) in net assets from operations	5,539,982	(10,977,498)
FROM DISTRIBUTIONS
Net investment income	(144,743)	—
Net realized gain on investments	—	(4,220,555)
Net decrease in net assets resulting
from distributions paid	(144,743)	(4,220,555)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	470,638	840,788
Net asset value of shares issued in
reinvestment of distributions to shareholders	142,483	4,163,882
Payments for shares redeemed	(4,371,340)	(7,129,892)
Redemption fees	953	6,973
Capital contribution from affiliate	2,164	—
Net decrease in net assets from
capital share transactions	(3,755,102)	(2,118,249)
TOTAL INCREASE (DECREASE)
IN NET ASSETS	1,640,137	(17,316,302)
NET ASSETS
Beginning of year	19,166,762	36,483,064
End of year (includes undistributed net investment
income of $1,281 and $144,743, respectively)	$20,806,899	$19,166,762

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights	Vice Fund

Per Share Data for a Share Outstanding Throughout each Year

	Year Ended March 31,
	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Year	$11.67		$20.57		$20.37		$18.08		$15.42
Income (loss) from
investment operations:
Net investment income	0.20	(2)	0.29	(2)	0.03		0.06	(2)	—
Net realized and unrealized
gain (loss) on investments	3.84		(9.09)		0.94		2.48		2.87
Total from investment operations	4.04		(8.80)		0.97		2.54		2.87
Less distributions:
Dividends from net investment income	(0.29)		(0.03)		(0.04)		(0.04)		—
From net realized gain on investments	—		(0.07)		(0.74)		(0.21)		(0.24)
Total distributions	(0.29)		(0.10)		(0.78)		(0.25)		(0.24)
Paid-in capital from
redemption fees (Note 2)	0.00	(3)	0.00	(3)	0.01		0.00	(3)	0.03
Net Asset Value, End of Year	$15.42		$11.67		$20.57		$20.37		$18.08
Total Return	35.06%		(42.83)%		4.44%		14.10%		18.98%
Supplemental Data and Ratios:
Net assets at end of period (000’s)	$76,730		$70,986		$180,580		$103,025		$50,531
Ratio of expenses to average net assets:
Before waiver and
expense reimbursement	1.99%	(1)	1.87%	(1)	1.69%	(1)	1.93%	(1)	2.20%
After waiver and
expense reimbursement	1.93%	(1)	1.88%	(1)	1.85%	(1)	1.78%	(1)	1.75%
Ratio of net investment income (loss)
to average net assets:
Before waiver and
expense reimbursement	1.16%	(4)	1.42%	(4)	0.28%	(4)	0.27%	(4)	(0.46)%
After waiver and
expense reimbursement	1.22%	(4)	1.43%	(4)	0.12%	(4)	0.42%	(4)	(0.01)%
Portfolio turnover rate	59.02%		26.67%		36.40%		44.44%		67.29%

(1)
The ratio of expenses to average net assets includes dividends on short positions. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions were 1.84% and 1.78% for the year ended March 31, 2010, 1.74% and 1.75% for the year ended March 31, 2009, 1.58% and 1.75% for the year ended March 31, 2008 and 1.90% and 1.75% for the year ended March 31, 2007.

(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Less than one cent per share.
(4)	The net investment income ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Financial Highlights	Generation Wave Growth Fund

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended March 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$5.26	$9.88	$12.74	$12.72	$10.80
Income (loss) from
investment operations:
Net investment income(1)	—	0.04 (2)	0.10	0.14 (2)	0.03
Net realized and unrealized
gain (loss) on investments	1.64	(3.28)	(0.88)	0.70	1.92
Total from investment operations	1.64	(3.24)	(0.78)	0.84	1.95
Less distributions paid:
From net investment income	(0.05)	—	(0.19)	(0.18)	(0.03)
From net realized gain on investments	—	(1.38)	(1.89)	(0.64)	—
Total distributions paid	(0.05)	(1.38)	(2.08)	(0.82)	(0.03)
Net Asset Value, End of Year	$6.85	$5.26	$9.88	$12.74	$12.72
Total Return	31.14%	(33.33)%	(7.39)%	6.67%	18.13%
Supplemental Data and Ratios:
Net assets at end of year (000’s)	$20,807	$19,167	$36,483	$49,531	$56,013
Ratio of expenses to average net assets(3)
After waiver and
expense reimbursement	1.67%	1.50%	1.50%	1.50%	1.50%
Before waiver and
expense reimbursement	2.03%	1.91%	1.58%	1.61%	1.77%
Ratio of net investment income (loss)
to average net assets(3)
After waiver and
expense reimbursement	(0.02)%	0.52%	0.69%	0.99%	0.30%
Before waiver and
expense reimbursement	(0.38)%	0.12%	0.61%	0.88%	0.03%
Portfolio turnover rate	129.08%	76.87%	67.29%	53.00%	6.60%

(1)	Recognition of investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.
(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Does not include expenses of investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2010

(1)Organization
USA MUTUALS (the “Trust”) was organized as a Delaware business trust under a Declaration of Trust dated March 20, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Vice Fund and the Generation Wave Growth Fund (the “Funds”), each represent a distinct portfolio with its own investment objectives and policies within the Trust.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.

The Vice Fund became effective and commenced operations on August 30, 2002.  The Generation Wave Growth Fund became effective and commenced operations on June 21, 2001.

The Funds are managed by Mutuals Advisors, Inc. (the “Advisor”).

The investment objective of the Vice Fund is long-term growth of capital.  The investment objective of the Generation Wave Growth Fund is capital appreciation over the long term while at times providing a low level of current income.

(2)Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

    (a)  Investment Valuation
Securities traded on a national securities exchange are valued at the latest reported sale price on such exchange.  Exchange-traded securities and funds for which there were no transactions are valued at the latest bid prices.  Mutual funds are valued at their respective Net Asset Values (“NAVs”).  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.

All equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”).  Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds’ Advisor.  Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates fair value.  Securities for which market quotations are not readily available and other assets for which market quotations do not accurately reflect fair value for a security held by an underlying fund or of the value of a security held by an underlying fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded (e.g., a foreign exchange or market), that security may be valued at its fair value as determined by the Advisor under the supervision of the Funds’ Board of Trustees.  When the NAV of an underlying fund is unavailable, it is valued at fair value as determined by the Advisor under the supervision

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010

of the Funds’ Board of Trustees. When determining fair value, the following factors are taken into consideration: (i) fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold.  The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs), and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Funds’ investments.  See each Fund’s portfolio of investments for disclosures relating to the inputs used to value the Fund’s investments.

(b)  Recent Accounting Pronouncement
On January 21, 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, which amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, and requires additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and (iii) purchases, sales, issuances, and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, the Funds are evaluating the implications of the amendment to the standard and the impact to the financial statements.

(c)  Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and will make the requisite distributions of income and capital gains to its shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended March 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any,

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010

related to unrecognized tax benefits as income tax expense in the statements of operations. The statute of limitations on the Funds’ tax returns remains open for the years ended March 31, 2007 through March 31, 2010.

(d)  Distributions to Shareholders
The Funds will distribute any net investment income and any net realized long or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.  The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 were as follows:

	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
		Long-Term		Long-Term
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
Vice Fund	$1,680,783	$—	$241,501	$460,272
Generation Wave Growth Fund	$144,743	$—	$21	$4,220,534

The Funds designated as a long-term capital dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended March 31, 2009.  As of March 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Vice	Generation Wave
	Fund	Growth Fund
Cost basis of investments for
federal income tax purposes	$62,643,741	$19,503,181
Gross tax unrealized appreciation	$13,593,283	$2,295,851
Gross tax unrealized depreciation	(1,434,742)	(829,213)
Net tax unrealized appreciation	12,158,541	1,466,638
Undistributed ordinary income	770,249	—
Total distributable earnings	770,249	—
Other accumulated losses	(47,230,929)	(9,160,153)
Total accumulated earnings	$(34,302,139)	$(7,693,515)

The difference between book-basis and tax-basis unrealized depreciation is attributed primarily to the tax deferral of losses on wash sales.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010

offset such losses against any future realized capital gains. At March 31, 2010, the Funds had the following capital loss carryforwards:

	Generation Wave
Vice Fund	Growth Fund	Expiration
$(16,067,818)	$(2,072,832)	03/31/17
$(30,096,173)	$(6,510,586)	03/31/18

At March 31, 2010, the Funds deferred the following post-October losses, on a tax basis:

Generation Wave
Vice Fund	Growth Fund
$(1,066,938)	$(576,735)

(e)  Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(f)   Share Valuation
The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share. The Funds charge a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of each Fund’s daily NAV calculation.

(g)  Short Positions
The Vice Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Vice Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Vice Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability.  The amount of the liability is subsequently marked-to-market to reflect the current fair value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Vice Fund is liable for any dividends or

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010

interest payable on securities while those securities are in a short position. As collateral for its short positions, the Vice Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short. The Vice Fund’s deposits on securities sold short is with one major security dealer. The Vice Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short. As of March 31, 2010, the Vice Fund was not invested in short positions.

(h)  Options
The Vice Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Vice Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Vice Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Vice Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Vice Fund has the obligation to buy the underlying security at the exercise price during the exercise period.  The premium that the Vice Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the fair value of an option.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  An option that is written by the Vice  Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by the Vice Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which the Vice Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.  Premiums received from writing options that expire unexercised are treated by the Vice Fund on the expiration date as realized gains from investments.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Vice Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Vice Fund.

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010

The Fund may use options to generate income and to hedge against losses caused by declines in the prices of stocks in its portfolio or for any other permissible purpose consistent with the Fund’s investment objectives.  A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.

The number of option contracts written and the premiums received by the Vice Fund during the year ended March 31, 2010, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	700	$77,000
Options written	7,200	814,844
Options expired	(2,200)	(268,495)
Options closed	(5,700)	(623,349)
Options outstanding, end of year	—	$—

The number of option contracts purchased and the premiums paid by the Vice Fund during the year ended March 31, 2010, were as follows:

	Number of Contracts	Premiums Paid
Options outstanding, beginning of year	1,200	$479,550
Options purchased	16,650	2,865,041
Options expired	(6,600)	(1,446,816)
Options sold	(11,250)	(1,897,775)
Options outstanding, end of year	—	$—

The Vice Fund did not hold any derivatives as of March 31, 2010.  The following is a summary of the effect of derivative investments on the Statement of Operations for the year ended March 31, 2010:

Derivative Investment Type	Realized Gain (Loss) on Options	Location
Written Options –	$ 377,409	Net realized gain (loss)
equity contracts		from written options

Purchased Options –	$(1,499,469)	Net realized gain (loss)
equity contracts		from investments

Change in Unrealized
Appreciation/Depreciation
Derivative Investment Type	on Options	Location
Written Options –	$ (19,250)	Change in net unrealized
equity contracts		appreciation/depreciation
on written options

Purchased Options –	$ 164,550	Change in net unrealized
equity contracts		appreciation/depreciation
on investments

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010

(i)   Other
Investment transactions and shareholder transactions are accounted for on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Expenses incurred by the Funds that do not relate to a specific Fund are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis (as determined by the Board of Trustees).

(j)   Foreign Currency Translation
Values of investments denominated in foreign currencies are converted to U.S. dollars using a spot market rate of exchange on the day of valuation.  Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions.  The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

(k)  Reclassifications of Capital Accounts
U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended March 31, 2010, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Vice Fund	$11,328	$(11,328)	$—
Generation Wave Growth Fund	4,433	5,716	(10,149)

(l)   Subsequent Events
In preparing these financial statements, management has performed an evaluation of subsequent events and transactions for potential recognition or disclosure through the date of issuance of the financial statements.

(3)Transactions with Affiliates
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom an officer of the Trust is affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the annual rate of 0.95% of each Fund’s average daily net assets. For the year ended March 31, 2010, the Vice Fund and the Generation Wave Growth Fund incurred $731,901 and $197,347 in advisory fees, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010

Effective August 1, 2009, the Advisor has contractually agreed to waive, through July 31, 2010, its management fee and/or reimburse the Funds’ other normal operating expenses (excluding dividends on short positions and interest expense) to the extent necessary to ensure that the Vice Fund’s and the Generation Wave Growth Fund’s operating expenses do not exceed 1.85% and 1.75% of the Fund’s average daily net assets, respectively. Prior to August 1, 2009, the Advisor had contractually agreed to limit the Vice Fund’s and Generation Wave Growth Fund’s operating expenses to 1.75% and 1.50% of the Fund’s average daily net assets, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Funds’ expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the fee was waived or reimbursed.  Expenses will only be recouped if the current expense ratio is lower than the expense cap in place at the time such expense was waived.  For the year ended March 31, 2010, $2,817 was recouped by the Advisor for the Vice Fund and $49,376 and $75,971 was waived by the Advisor for the Vice Fund and the Generation Wave Growth Fund, respectively.

The following table shows the remaining waived or reimbursed expenses subject to potential recoupment expiring in:

		Generation Wave
	Vice Fund	Growth Fund
2011	$—	$37,772
2012	—	112,654
2013	49,376	75,971

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds. For the year ended March 31, 2010, the Vice Fund and the Generation Wave Growth Fund incurred $65,022 and $22,223 in accounting fees, $94,035 and $49,168 in administration fees, $142,925 and $36,627 in transfer agency fees and $28,486 and $6,600 in custodian fees, respectively.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Vice Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. Quasar Distributors, LLC is affiliated with a Trustee of the Trust, U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A.  During the year ended March 31, 2010, the Vice Fund accrued expenses of $192,606 pursuant to the 12b-1 Plan.

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010

(4)Capital Share Transactions
Transactions in shares of the Vice Fund were as follows:

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009
Beginning shares	6,081,730	8,780,374
Shares sold	421,869	1,255,771
Shares issued to holders in
reinvestment of distributions	124,092	49,598
Shares redeemed	(1,651,136)	(4,004,013)
Net decrease	(1,105,175)	(2,698,644)
Ending shares	4,976,555	6,081,730

Transactions in shares of the Generation Wave Growth Fund were as follows:

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009
Beginning shares	3,641,521	3,691,004
Shares sold	77,624	110,445
Shares issued to holders in
reinvestment of distributions	21,556	761,222
Shares redeemed	(703,580)	(921,150)
Net decrease	(604,400)	(49,483)
Ending shares	3,037,121	3,641,521

(5)Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, short sales and option transactions for the Funds for the year ended March 31, 2010, are summarized below:

	Purchases	Sales
Vice Fund	$38,252,583	$46,737,243
Generation Wave Growth Fund	24,890,063	28,278,040

There were no purchases or sales of U.S. government securities.

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2010

(6)Credit Facility
U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility pursuant to a Loan and Security Agreement for the Funds which matures, unless renewed, on March 10, 2011 for the purpose of purchasing portfolio securities.  The Funds may borrow up to the lesser of $15,000,000 and $6,250,000 or certain percentage amounts based on the net assets of the Funds, for the Vice Fund and Generation Wave Growth Fund, respectively.

The Interest rate paid by the Funds on outstanding borrowings is equal to the Prime Rate, which was 3.25% as of March 31, 2010.  During the year ended March 31, 2010, the Generation Wave Growth Fund had average outstanding borrowings of $1,238 under the credit facility and paid a weighted average interest rate of 3.25%.  During the year ended March 31, 2010, there were no outstanding borrowings for the Vice Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
USA MUTUALS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of USA MUTUALS, comprising the Generation Wave Growth Fund and the Vice Fund (the “Funds”) as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years indicated prior to March 31, 2009, were audited by another independent registered public accounting firm, which expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting USA MUTUALS as of March 31, 2010, the results of their operations for the year then ended, the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
May 27, 2010

ADDITIONAL INFORMATION

Information about Trustees

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees of the Funds is set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-866-264-8783.

Non-Interested Trustees
		Term of	Principal	Number of	Other
	Position	Office and	Occupation	Portfolios	Directorships
Name,	Held with	Length of	During Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Dr. Michael D. Akers	Independent	Indefinite term;	Professor and	2	Independent
Straz Hall, 481	Trustee	Since 2001	Chair, Department		Trustee, Trust for
606 N. 13th Street			of Accounting,		Professional
Milwaukee, WI 53201			Marquette University		Managers (an
Age: 53			(2004 - present);		open-end
			Associate Professor		investment
			of Accounting,		company)
Marquette University
(1996 - 2004)

Gary A. Drska	Independent	Indefinite term;	Captain, Midwest	2	Independent
6744 S. Howell Avenue	Trustee	Since 2001	Airlines (Airline		Trustee, Trust for
Oak Creek, WI 53154			Company) (1985 -		Professional
Age: 52			present); Director -		Managers (an
			Flight Standards and		open-end
			Training (July 1990 -		investment
			December 1999)		company)

Interested Trustee and Officers
		Term of	Principal	Number of	Other
	Position(s)	Office and	Occupation	Portfolios	Directorships
Name,	Held with	Length of	During Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Joseph C. Neuberger*	Trustee	Indefinite term;	Executive	2	Trustee, Trust for
615 E. Michigan Street	and	Since 2001	Vice President,		Professional
Milwaukee, WI 53202	Chairperson		U.S. Bancorp Fund		Managers (an
Age: 48			Services, LLC		open-end
			(1994 - present)		investment
company);
Trustee,
Buffalo Funds
(an open-end
investment
company)

*
This trustee is considered an “interested person” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

ADDITIONAL INFORMATION (Continued)

Interested Trustee and Officers (Continued)

		Term of	Principal
	Position(s)	Office and	Occupation
Name,	Held with	Length of	During Past
Address and Age	the Trust	Time Served	Five Years
Eric Lansky	President	Indefinite term;	President and
Plaza of the Americas	and	Since 2008	Treasurer, Mutuals
700 N. Pearl Street,	Treasurer		Advisors, Inc. (2008 -
Suite 900			present); Managing
Dallas, TX 75201			Director, Reserve
Age: 41			Management Corp. Inc.
(1999 - 2008)

Rachel A. Spearo	Secretary	Indefinite term;	Counsel, Fund
615 E. Michigan Street		Since 2005	Administration and
Milwaukee, WI 53202			Compliance, U.S.
Age: 30			Bancorp Fund Services,
LLC (2004 - present)

David E. Scott	Chief	Indefinite term;	Managing Member,
521 Fifth Avenue,	Compliance	Since 2007	D.E. Scott & Associates,
Suite 1700	Officer		LLC (2005 - present);
New York, NY 10175			CCO, Strategic Value
Age: 39			Partners, LLC (2004 -
2005); Managing Director,
IMRC Group (2003 - 2004);
Director of Fund
Compliance, US Trust
Company (2001 - 2003)

Tax Information

The Vice Fund designates 100% and the Generation Wave Growth Fund designates 100% of their ordinary income distribution for the year ended March 31, 2010 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended March 31, 2010, 100% and 79.5% of the dividends paid from net ordinary income for the Vice Fund and the Generation Wave Growth Fund, respectively, qualify for the dividends received deduction available to corporate shareholders.

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A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These include any advisor, sub-advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s, sub-advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, sub-advisor or portfolio manager to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor, the authority to vote proxies.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-866-264-8783. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-866-264-8783 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO DISCLOSURE INFORMATION

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800-SEC-0330 (general SEC number).

PRIVACY POLICY

The Funds collect non-public information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities.  We also disclose that information to unaffiliated third parties (such as to the investment advisor to the Fund, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

USA MUTUALS

Vice Fund
Generation Wave Growth Fund

Investment Advisor	Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street, Suite 900
Dallas, Texas 75201

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant’s code of ethics is incorporated herein by reference to its Form N-CSR filed on June 8, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael D. Akers is the audit committee financial expert and is considered to be independent in accordance with Commission rules.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “All other fees” refer to the aggregate fees billed for products and services provided by the principal accountant other than “Audit fees”, “Audit-related fees” and “Tax fees”.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2010	FYE 3/31/2009
Audit Fees	$24,000	$24,000
Audit-Related Fees	$0	$0
Tax Fees	$4,000	$4,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of the pre-approval requirement were as follows:

	FYE 3/31/2010	FYE 3/31/2009
Audit-Related Fees	0%	0%
Tax Fees	17%	17%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2010	FYE 3/31/2009
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  The registrant’s independent trustees serve as its nominating committee.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, based on an evaluation of such disclosure controls and procedures, as of a date within 90 days of the filing of the report that includes the disclosure required by this paragraph.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Previously filed with the Form N-CSR filed on June 8, 2009 and incorporated herein by reference.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USA MUTUALS

By       /s/Eric Lansky
Eric Lansky, President and Treasurer

Date     June 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By       /s/Eric Lansky
Eric Lansky, President and Treasurer

Date     June 8, 2010